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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington D. C.  20549

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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                               July 28, 1994




                              Hecla Mining Company

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             (Exact name of registrant as specified in its charter)



                                    Delaware

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                 (State or other jurisdiction of incorporation)




         1-8491                                         82-0126240


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(Commission File Number)                      (IRS Employer Identification No.)



6500 Mineral Drive
Coeur d'Alene, Idaho                                         83814-8788


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(Address of principal executive offices)                     (Zip Code)




                                 (208) 769-4100

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                        (Registrant's Telephone Number)





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Item 5.  Other Events.

                 On July 28, 1994, the Registrant issued the press release attached hereto as Exhibit A, which is incorporated herein by this reference.

                 On July 29, 1994, in the case entitled Star Phoenix Mining Company vs. Hecla Mining Company (which case is described in the press release attached hereto as Exhibit A) the judge of the First Judicial District Court of Idaho in and for Shoshone County, Idaho, which presided at the trial, issued an order denying Hecla Mining Company's post-trial motions. Hecla Mining Company filed a Notice of Appeal to the Idaho Supreme Court on August 1, 1994.

                 On August 2, 1994, the Registrant issued the press release attached hereto as Exhibit B, which is incorporated herein by this reference.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

                 Exhibit A - Press Release dated July 28, 1994.

                 Exhibit B - Press Release dated August 2, 1994.

                                   SIGNATURE

                 Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         HECLA MINING COMPANY



                                         By:  /s/ Nathaniel K. Adams
                                            ---------------------------------
                                         Name:    Nathaniel K. Adams
                                         Title:   Attorney and Assistant
                                                        Secretary
Dated:  August 4, 1994






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                           EXHIBIT INDEX
                                                      Sequentially
Exhibit                                                 Numbered
Number                      Description                   Page
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Ex-99.A            Press Release dated July 28, 1994.

Ex-99.B            Press Release dated August 2, 1994.